Related Party Transactions	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
In the normal course of the Company’s underwriting activities, the Company has entered into insurance and reinsurance agreements with companies affiliated with the Company.
In addition to the material related party contracts listed below, we also have a number of contracts with Apollo affiliates the net cost of which are individually and the aggregate less than $50k.
Relationships and Related Party Transactions with Apollo or its Affiliates
Apollo’s indirect subsidiary, Apollo Asset Management Europe PC LLP (“AAME”), serves as the investment manager for certain of the Company’s subsidiaries, and Apollo’s indirect subsidiary, Apollo Management Holdings, L.P. (“AMH”), provides the Company with management consulting services and advisory services.
Additionally, certain employees of Apollo and its affiliates serve on the Board.
A description of relationships we have with Apollo and its affiliates and transactions that have existed or that we have entered into with Apollo and its affiliates are described below.
Investment Management Relationships
AAME serves as the Company’s investment manager and the investment manager for certain of our subsidiaries, and provides centralized asset management investment advisory and risk services for the portfolio of our investments and investments of such subsidiaries pursuant to the investment management agreements (“IMAs”) that have been entered into with AAME. AAME is integrated into the Apollo investment platform and provides the Company with access to Apollo’s investment expertise and fully-built infrastructure without the burden of incurring the development and maintenance costs of building an in-house investment asset manager with the capabilities of Apollo/AAME.
AAME is registered in England and Wales and is authorized and regulated by the Financial Conduct Authority in the United Kingdom under the Financial Services and Markets Act 2000 and the rules promulgated thereunder for the primary purpose of providing a centralized asset management and risk function to European clients in the financial services and insurance sectors. AAME has necessary permissions to engage in certain specified regulated activities including providing investment advice, undertaking discretionary investment management and arranging deals in relation to certain types of investment.
In addition, pursuant to the IMAs, AAME may engage sub-advisors or delegates to provide certain of the investment advisory and management services to our subsidiaries. In this regard, AAME is able to leverage its relationships with other Apollo-affiliated investment advisors in a sub-advisory capacity, pursuant to which AAME has mandated its affiliates, Apollo Management International LLP (“AMI”) and Apollo Capital Management L.P. (“AMC”), to invest in asset classes in which they have investment expertise and sourcing capabilities, such as middle market loans, commercial mortgage loans, structured products and short term secured investments. Pursuant to the IMAs, all sub-advisors and delegates are ultimately overseen by AAME to ensure they are appropriate for the business and consistent with the investment strategy of the Aspen Group and such sub-advisory delegations are revocable by AAME.
IMAs — U.S., Bermuda and U.K.
In April 2019, following the completion of the Merger, AAME was engaged as the investment advisor for certain of our subsidiaries in the U.S., Bermuda and U.K. The assets of those subsidiaries are managed by AAME and certain affiliates of AAME through a sub-advisory arrangement.
Under each of the IMAs, AAME will be paid an annual investment management fee (the “Management Fee”) which will be based on a cost-plus structure. The “cost” is comprised of the direct and indirect fees, costs, expenses and other liabilities arising in or otherwise connected with the services provided under the IMAs. The “plus” component will be a mark-up in an amount of up to 25% determined based on an applicable transfer pricing study. The Management Fee will be subject to certain maximum threshold levels, including an annual fee cap of 15 bps of the total amount of investable assets. Affiliated sub-advisors, including AMI and AMC, will also earn additional fees for sub-advisory services rendered.
Termination of Investment Management or Advisory Agreements with AAME
The IMAs have no stated term and may be terminated by either AAME or the relevant subsidiary, as applicable, upon 60 days’ notice at any time or when required by such party’s regulator or by applicable law. In addition, AAME may terminate the IMAs immediately upon notice if the implementation of any amendments to the applicable investment guidelines is impossible for, or cannot reasonably be expected of, AAME. Such termination rights may adversely affect the Company’s investment results.
Third Party Sub-Advisory Agreements
In the limited instances in which AAME desires to invest in asset classes for which neither AAME nor Apollo possesses the investment expertise or sourcing abilities required to manage the assets, or in instances in which AAME makes the determination that it is more effective or efficient to do so, AAME may mandate third-party sub-advisors to invest in such asset classes. Pursuant to IMAs, the Company’s subsidiaries will be responsible for fees paid to such sub-advisors.
Management Consulting Agreement
As previously disclosed, the Company entered into a Management Consulting Agreement, dated March 28, 2019 (the “Management Consulting Agreement”), with AMH. Pursuant to the Management Consulting Agreement, AMH will provide us with management consulting and advisory services related to the business and affairs of the Company and its subsidiaries and we will pay to AMH in consideration for its services under the Management Consulting Agreement an annual management consulting fee equal to the greater of (i) 1% of the consolidated net income of the Company and its subsidiaries for the applicable fiscal year, and (ii) $5 million.
The Management Consulting Agreement is effective February 15, 2019 (the “Commencement Date”) and has an initial term period of eight years from the Commencement Date. The Management Consulting Agreement will be automatically extended for an additional 12-months term on each of the eight-year and nine-year anniversary of the Commencement Date absent contrary notice by either party given not less than 30 days prior to such anniversary date. The Management Consulting Agreement will be automatically terminated on the occurrence of the consummation of any transaction or series of transactions, whether or not related, as a result of which New Holders (as defined in the Management Consulting Agreement) become the beneficial owner, directly or indirectly, of more than ninety percent of the ordinary shares or other common equity and voting securities of the Company and its subsidiaries.
2019 IMA and Management Consulting Fees
During the year ended December 31, 2019, the Company recognized IMA fees of $3.5 million, of which $2.2 million remains payable to AAME at year end. During the year ended December 31, 2019, the Company recognized Management Consulting fees of $4.4 million, of which $1.3 million remains payable to AMH at year end.
Other Payables to Related Parties
As at year end December 31, 2019, the Company had an intercompany payable balance of $18.1 million, due to its parent, Highlands Holdings Ltd.